UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
________________

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 30, 2013

WFRBS Commercial Mortgage Trust 2013-C14
(Exact name of Issuing Entity)

Wells Fargo Commercial Mortgage Securities, Inc.
(Exact Name of Registrant as Specified in its Charter)

Wells Fargo Bank, National Association
The Royal Bank of Scotland plc
RBS Financial Products Inc.
Liberty Island Group I LLC
Basis Real Estate Capital II, LLC
C-III Commercial Mortgage LLC
 (Exact Names of the Sponsors as Specified in their Charters)

North Carolina	333-172366-07	56-1643598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 South College Street, Charlotte, North Carolina	28288-1066
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (704) 374-6161

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K (the “Form 8-K”), dated and filed as of June 4, 2013, with respect to WFRBS Commercial Mortgage Trust 2013-C14.  The purpose of this amendment is to file the executed versions of the agreements previously filed as Exhibits 4.1 (the “Pooling and Servicing Agreement”), 99.1, 99.2, 99.3, 99.4, 99.5, 99.6 and 99.7 to the Form 8-K and to file as Exhibit 99.8 the servicing agreement that governs the servicing of the Cumberland Mall Loan Combination and the 100 & 150 South Wacker Drive Loan Combination (each as defined below) effective as of July 30, 2013.  Capitalized terms used and not otherwise defined herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

Section 8.  Other Events.

Item 8.01. Other Events.

On July 30, 2013, a series of mortgage pass-through certificates, entitled Wells Fargo Commercial Mortgage Trust 2013-LC12, Commercial Mortgage Pass-Through Certificates, Series 2013-LC12, was issued by Wells Fargo Commercial Mortgage Trust 2013-LC12, pursuant to a Pooling and Servicing Agreement, dated as of July 1, 2013 (the “WFCMT 2013-LC12 Pooling and Servicing Agreement”), between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Park Bridge Lender Services LLC, as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and U.S. Bank National Association, as trustee.  The Cumberland Mall Pari Passu Companion Loan and the 100 & 150 South Wacker Drive Pari Passu Companion Loan were each included in the securitization trust created by the WFCMT 2013-LC12 Pooling and Servicing Agreement.  Accordingly, pursuant to the Pooling and Servicing Agreement, upon the execution and delivery of the WFCMT 2013-LC12 Pooling and Servicing Agreement, the Cumberland Mall Loan Combination and the 100 & 150 South Wacker Drive Loan Combination each became a Non-Serviced Loan Combination and the Cumberland Mall Mortgage Loan and the 100 & 150 South Wacker Drive Mortgage Loan each became a Non-Trust-Serviced Mortgage Loan.  Upon such execution and delivery of the WFCMT 2013-LC12 Pooling and Servicing Agreement, the servicing of each of the Cumberland Mall Loan Combination and the 100 & 150 South Wacker Drive Loan Combination became governed by the WFCMT 2013-LC12 Pooling and Servicing Agreement and the related Intercreditor Agreement.  The executed version of the WFCMT 2013-LC12 Pooling and Servicing Agreement is attached hereto as Exhibit 99.8.

Section 9.  Financial Statements and Exhibits.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

4.1
Pooling and Servicing Agreement, dated as of June 1, 2013, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Pentalpha Surveillance LLC, as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and U.S. Bank National Association, as trustee.

99.1	Mortgage Loan Purchase Agreement, dated May 23, 2013, between Wells Fargo Commercial Mortgage Securities, Inc. and Wells Fargo Bank, National Association.

99.2	Mortgage Loan Purchase Agreement, dated May 23, 2013, between Wells Fargo Commercial Mortgage Securities, Inc. and The Royal Bank of Scotland plc.

99.3	Mortgage Loan Purchase Agreement, dated May 23, 2013, between Wells Fargo Commercial Mortgage Securities, Inc. and RBS Financial Products Inc.

99.4	Mortgage Loan Purchase Agreement, dated May 23, 2013, between Wells Fargo Commercial Mortgage Securities, Inc., Liberty Island Group I LLC and Liberty Island Group LLC.

99.5	Mortgage Loan Purchase Agreement, dated May 23, 2013, between Wells Fargo Commercial Mortgage Securities, Inc., Basis Real Estate Capital II, LLC and Basis Investment Group LLC.

99.6	Mortgage Loan Purchase Agreement, dated May 23, 2013, between Wells Fargo Commercial Mortgage Securities, Inc. and C-III Commercial Mortgage LLC.

99.7	Primary Servicing Agreement, dated as of June 1, 2013, between Wells Fargo Bank, National Association, as master servicer, and Prudential Asset Resources, Inc., as primary servicer.

99.8
Pooling and Servicing Agreement, dated as of July 1, 2013, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Park Bridge Lender Services LLC, as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and U.S. Bank National Association, as trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.

By:	/s/ Anthony Sfarra
Name: Anthony Sfarra
Title: Director

Dated:  October 14, 2013

Exhibit Index

Exhibit No.	Description

4.1
Pooling and Servicing Agreement, dated as of June 1, 2013, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Pentalpha Surveillance LLC, as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and U.S. Bank National Association, as trustee.

99.1	Mortgage Loan Purchase Agreement, dated May 23, 2013, between Wells Fargo Commercial Mortgage Securities, Inc. and Wells Fargo Bank, National Association.

99.2	Mortgage Loan Purchase Agreement, dated May 23, 2013, between Wells Fargo Commercial Mortgage Securities, Inc. and The Royal Bank of Scotland plc.

99.3	Mortgage Loan Purchase Agreement, dated May 23, 2013, between Wells Fargo Commercial Mortgage Securities, Inc. and RBS Financial Products Inc.

99.4	Mortgage Loan Purchase Agreement, dated May 23, 2013, between Wells Fargo Commercial Mortgage Securities, Inc., Liberty Island Group I LLC and Liberty Island Group LLC.

99.5	Mortgage Loan Purchase Agreement, dated May 23, 2013, between Wells Fargo Commercial Mortgage Securities, Inc., Basis Real Estate Capital II, LLC and Basis Investment Group LLC.

99.6	Mortgage Loan Purchase Agreement, dated May 23, 2013, between Wells Fargo Commercial Mortgage Securities, Inc. and C-III Commercial Mortgage LLC.

99.7	Primary Servicing Agreement, dated as of June 1, 2013, between Wells Fargo Bank, National Association, as master servicer, and Prudential Asset Resources, Inc., as primary servicer.

99.8
Pooling and Servicing Agreement, dated as of July 1, 2013, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Park Bridge Lender Services LLC, as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and U.S. Bank National Association, as trustee.